UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________

FORM 8-K
_____________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 17, 2019
_____________
KENNEDY-WILSON HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
_____________

Delaware	001-33824	26-0508760
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

151 S El Camino Drive Beverly Hills, California 90212
(Address of principal executive offices)(Zip Code)

(310) 887-6400
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
_____________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

(See definition of “large accelerated filer," "accelerated filer," "smaller reporting company” and "emerging growth company" in Rule 12b-2 of the Exchange Act). (Check one):

Large accelerated filer	☒	Accelerated filer	☐

Non-accelerated filer	☐	Smaller reporting company	☐

Emerging growth company	☐
Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).   ☐  Yes    ☒  No
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.0001 par value	KW	NYSE
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On October 17, 2019, Kennedy-Wilson Holdings, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain funds (together with their permitted assigns, each, a “Purchaser” and collectively the “Purchasers”) affiliated with, or managed by, Eldridge Industries LLC (“Eldridge”), pursuant to which the Company agreed to sell to the Purchasers, and the Purchasers agreed to purchase from the Company, subject to customary closing conditions, 300,000 shares (the “Purchased Shares”) of the Company’s newly designated 5.75% Series A Cumulative Perpetual Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”), at a purchase price of $1,000 per share (the “Purchase Price”), for an aggregate purchase price of $300,000,000. The Series A Preferred Stock is convertible into the Company’s common stock, par value $0.0001 per share (the “Common Stock” and the shares of Common Stock underlying the Series A Preferred Stock, the “Conversion Shares”), as more fully described below.

The sale of the Series A Preferred Shares is scheduled to close within two business days after receipt of all regulatory approvals, subject to customary closing conditions (the actual date of such closing, the “Closing Date”). The shares of Series A Preferred Stock will be sold pursuant to an exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The Company expects to use the proceeds from the sale of the Purchased Shares to repay debt and for general corporate purposes.

The Purchase Agreement contains customary representations and warranties from the Company, on the one hand, and the Purchasers, on the other, including representations and warranties by the Company regarding its capitalization, compliance with applicable laws, undisclosed liabilities, intellectual property rights, affiliate transactions, taxes and litigation.

The Purchasers have also agreed that until the date on which the total number of shares of Common Stock beneficially owned by the Purchasers and their affiliates (including the Series A Preferred Stock on an as-converted basis) is less than 5% of the Company’s outstanding Common Stock on a fully-diluted basis, unless specifically consented in writing by the Company to do so, the Purchasers will not (i) effect or seek, initiate, offer or propose to effect, or cause or participate in or in any way advise or, assist any other person to effect or seek, initiate, offer or propose to effect or cause or participate in, (a) any acquisition of any equity or equity-linked securities (or beneficial ownership thereof), (b) any tender or exchange offer, merger, consolidation or other business combination involving the Company, (c) any recapitalization, restructuring, liquidation, dissolution or other extraordinary transaction with respect to the Company, or (d) any solicitation of proxies or consents to vote any voting securities of the Company, provided, however, that nothing in this clause (i) shall prevent or limit (x) the ability of any director of the Company that is affiliated with the Purchasers to acquire, exercise or dispose of any stock options or other equity securities of the Company received as compensation for serving as a director, or perform his or her duties as a director of the Company or (y) the Purchasers and their affiliates from purchasing equity or equity linked securities of the Company representing in the aggregate up to 15% of outstanding Common Stock on a fully-diluted basis; (ii) form, join or participate in any Section 13(d) group with respect to the Company’s securities that seeks to do any of the actions prohibited by clause (i) above; (iii) otherwise act, alone or in concert with others, to seek to control or influence the management, board of directors or policies of the Company, provided, however, that this restriction will not prevent or limit the ability of any director of the Company that is affiliated with the Purchasers to serve as a director or perform his or her duties as a director of the Company; (iv) take any action which could reasonably be expected to force the Company to make a public announcement regarding any of the types of matters discussed in this paragraph or (v) enter into any agreements, discussions or arrangements with any third party with respect to any of the foregoing.

The Company has also granted the Purchasers certain informational rights and rights with respect to representation on the Company’s board of directors. Within 90 days after the date on which the Purchasers have received all approvals required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and so long as the Purchasers’ Share Percentage (as defined below) is greater than or equal to 50%, the Purchasers shall have the right to nominate one person for election to the Company’s board of directors; provided, that, such nominee must (i) be qualified and suitable to serve as a member of the Company’s board of directors under all applicable corporate governance policies or guidelines of the Company and the Board of Directors, and applicable legal and regulatory requirements, (ii) unless waived by the Company’s board of directors, meet the independence requirements of the New York Stock Exchange, or the applicable requirements of any other stock exchange, with respect to the Company, and (iii) be reasonably acceptable to the Company’s board of directors in its good faith discretion. The Purchasers’ Share Percentage, as of any date, is calculated as (i) the total number of shares of Common Stock held by the Purchasers and their affiliates, plus the total number of Conversion Shares into which all the shares of Series A Preferred Stock held by the Purchasers and their affiliates on such date may be converted, divided by (ii) the total number of Conversion Shares into which all of the Purchased Shares may be converted, as adjusted for stock splits and combinations and similar events.

The foregoing summary of the Purchase Agreement is qualified in its entirety by the full text of the Purchase Agreement, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Certificate of Designations Establishing the 5.75% Series A Cumulative Perpetual Preferred Stock

The powers, designations, preferences, and other rights of the shares of Series A Preferred Stock will be set forth in the Certificate of Designations establishing the Series A Preferred Stock (the “Certificate of Designation”).

The Series A Preferred Stock will rank senior, with respect to dividend and distribution rights and rights upon the Company’s liquidation, dissolution, or winding up, to the Common Stock, and each other class or series of capital stock the Company may issue in the future the terms of which do not expressly provide that it ranks on parity with or senior to the Series A Preferred Stock as to dividend and distribution rights and rights upon the Company’s liquidation, dissolution, or winding-up (the Common Stock and such other capital stock, “Junior Securities”). If the Company voluntarily or involuntarily liquidates, dissolves or winds up, then, subject to the rights of any indebtedness or senior-ranking securities, the holders of each share of Series A Preferred Stock will be entitled to receive liquidating distributions in an amount equal to the $1,000 per share, plus an amount equal to all accrued and unpaid dividends on such share to, and including, the date of such liquidation, out of assets legally available for distribution to the Company’s stockholders, before any distribution of assets is made to the holders of the Common Stock or any other Junior Securities. After payment of the full amount of such liquidating distributions, holders of the will not be entitled to any further participation in any distribution of assets by, and will have no right or claim to any remaining assets of, the Company.

Holders of Series A Preferred Stock are entitled to receive cumulative cash dividends, payable quarterly on the $1,000 per share liquidation preference of the Series A Preferred Stock, at a rate of 5.75% per annum, when, as and if declared by the Company’s Board of Directors out of assets legally available for the payment of such dividends.

Holders of the Series A Preferred Stock will generally have the right to convert their Series A Preferred Stock into shares of Common Stock (together with cash in lieu of any fractional share) at an initial conversion rate of 40.0000 shares of Common Stock per share of Series A Preferred Stock, which represents an initial conversion price of $25.00 per share. The conversion rate and conversion price will be subject to adjustment upon the occurrence of certain events. If a make-whole fundamental change (as defined in the Certificate of Designations) occurs, then the conversion rate applicable to shares of Series A Preferred Stock converted in connection with such make-whole fundamental change may be increased in certain circumstances.

On or after October 15, 2024, the Company will have the right to redeem the Series A Preferred Stock, in whole and not in part, for cash. In addition, the Company will have the right to redeem the Series A Preferred Stock, in whole and not in part, in certain circumstances relating to a business combination transaction pursuant to which the Company is acquired for cash before October 15, 2024. In connection with any redemption, the redemption price will equal $1,000 per share of Series A Preferred Stock to be redeemed, plus accrued and unpaid dividends.

Upon the occurrence of certain change-of-control or delisting events that constitute s a “fundamental change” under the Certificate of Designations, the Company will be required, to the extent it is legally able to do so, and subject to certain limitations, to offer to repurchase the Series A Preferred Stock for cash at a repurchase price equal to $1,000 per share of Series A Preferred Stock to be repurchased, plus accrued and unpaid dividends.

The holders of Series A Preferred Stock will be entitled to vote with the holders of Common Stock as a single class on an as-converted basis. So long as any shares of Series A Preferred Stock are outstanding, the consent of holders of at least two-thirds of the outstanding Series A Preferred Stock (in certain circumstances, voting together with the holder of any other preferred stock having similar voting rights) will be required for the following events, subject to certain limitations: (1) the amendment of the Company’s certificate of incorporation or the Certificate of Designations to authorize or create, or increase the authorized amount of, any shares of any class or series of the Company’s capital stock that rankings on parity with or senior to the Series A Preferred Stock with respect to the payment of dividends or the distribution of assets on any liquidation, dissolution or winding up of the Company; (2) any amendment, alteration or repeal of any provision of the Company’s certificate of incorporation or the Certificate of Designations so as to adversely affect the rights, preferences, privileges or voting powers of the Series A Preferred Stock; and (3) certain binding share exchanges or reclassifications involving the Series A Preferred Stock, or certain mergers or consolidations of the Company with another entity (unless, in the case of this clause (3), either (x) the Series A Preferred Stock remains outstanding following the relevant transaction or is exchanged for substantially similar preference securities of the surviving entity or (y) in the case of certain business combination transactions occurring before October 15, 2024, the Company calls the Series A Preferred Stock for redemption).

In addition, if dividends on any shares of Series A Preferred Stock are declared and paid, on a cumulative basis, for the equivalent of four or more dividend periods, whether or not consecutive (a “Nonpayment Event”), then, subject to certain limitations, the size of the Company’s board of directors will automatically be increased by two and the holders of Series A Preferred Stock (in certain cases, voting together with the holders of any other series of preferred stock having similar voting rights) will be entitled to vote for the election of the two additional directors (the “Preferred Stock Directors”). However, it will be a qualification for the election for any such Preferred Stock Director that the election of such director will not cause the Company to violate the corporate governance requirements of the New York Stock Exchange (or any other exchange or automated quotation system on which the Company’s securities may then be listed or quoted) that requires listed or quoted companies to have a majority of independent directors. If and when all accrued and unpaid dividends in respect of all prior completed dividend periods have been paid in full, or declared and a sum sufficient for such payment has have been set aside, on the Series A Preferred Stock (and any other series of preferred stock having similar voting rights) for two consecutive dividend periods after the relevant Nonpayment Event, then the term of the Preferred Stock Directors will immediately end and the holders of the Series A Preferred Shares will immediately be divested of the foregoing voting rights, until and unless a subsequent Nonpayment Event occurs. If a Nonpayment Event occurs and the Preferred Stock Directors are unable to take office because doing so would cause the size of the Company’s board of directors to exceed limitations set forth in its Certificate of Incorporation, then the dividend rate on the Series A Preferred Stock will be increased to 7.75% per annum until the earlier of (x) the time when the Preferred Stock Directors take office; and (y) all accrued and unpaid dividends in respect of all prior completed dividend periods have been paid in full, or declared and a sum sufficient for such payment has have been set aside, on the Series A Preferred Stock (and any other series of preferred stock having similar voting rights) for two consecutive dividend periods after such Nonpayment Event.

The foregoing description of the Certificate of Designations is not complete and is subject to, and qualified in its entirety by, the full text of the Certificate of Designations that is attached as Exhibit 4.1 to this Current Report.

Registration Rights Agreement

In connection with the Purchase Agreement, the Company has also agreed to enter into a Registration Rights Agreement, to be dated as of the Closing Date by and among the Company and the Purchasers (the “Registration Rights Agreement”).

The Registration Rights Agreement will require, among other things, and subject to the terms and conditions thereof, that the Company use its reasonable efforts to (i) file with the U.S. Securities and Exchange Commission (the “SEC”), within sixty days following the Closing Date, a registration statement on Form S-3 covering the resale of all Conversion Shares and any shares of Series A Preferred Stock that have not been converted into Conversion Shares by the fifth anniversary of the Closing Date (collectively, the “Registrable Securities”) and (ii) cause such registration statement to be declared effective within ninety days following the Closing Date.

The Registration Rights Agreement will grant each holder of Registrable Securities (each, a “Holder”) or group of holders representing at least 51% of all Registrable Securities certain rights to demand an underwritten offering of some or all of their Registrable Securities (a “Demand Underwritten Offering”) or to request the inclusion of some or all of their Conversion Shares in an offering of Common Stock being effected by the Company for itself (a “Piggyback Underwritten Offering”), in each case subject to certain customary restrictions, limitations, registration procedures and indemnity provisions. The ability to cause the Company to effect a Demand Underwritten Offering will be subject to certain conditions.

If, pursuant to an underwritten Demand Underwritten Offering or Piggyback Underwritten Offering, the managing underwriter advises that the number of Registrable Securities requested to be included in such offering exceeds a maximum number that the underwriter believes can be sold without delaying or jeopardizing the success of the proposed offering, the Registration Rights Agreement will specify the priority in which Registrable Securities are to be included.

The foregoing summary of the Registration Rights Agreement to be entered into by the Company and the Purchasers as of the Closing Date is qualified in its entirety by the full text of the form of Registration Rights Agreement, a copy of which is filed herewith as Exhibit 10.2 and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information under Item 1.01 above is incorporated herein by reference. The issuance and sale of the Series A Preferred Stock is being made pursuant to Section 4(a)(2) of the Securities Act, in transactions not involving any public offering. Any issuance of Common Stock upon conversion of the Series A Preferred Stock will be made pursuant to Section 3(a)(9) of Securities Act as exchanges exclusively with existing security holders. Based on the initial maximum conversion rate of the Series A Preferred Stock of 45.7247 shares of Common Stock per Series A Preferred Stock, an initial maximum of 13,717,410 shares of Common Stock would be potentially issuable upon conversion of 300,000 shares of Series A Preferred Stock.

Item 3.03 Material Modification to Rights of Security Holders.

The information under Item 1.01 above is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information contained under the heading “Certificate of Designations Establishing the 5.75% Series A Cumulative Perpetual Preferred Stock” in Item 1.01 above is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On October 18, 2019, the Company issued a press release, which is attached hereto as Exhibit 99.1. The information in this Item 7.01 or in Exhibit 99.1 will not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Section 11 or 12 of the Securities Act of 1933, as amended. Such information will not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

The following Exhibits are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
4.1	Certificate of Designations Establishing the 5.75% Series A Cumulative Perpetual Preferred Stock.
10.1	Securities Purchase Agreement, dated October 17, 2019 between the registrant and the purchasers named therein.
10.2	Form of Registration Rights Agreement.
99.1	Press Release dated October 18, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENNEDY-WILSON HOLDINGS, INC.

By:	/s/ JUSTIN ENBODY
Justin Enbody
Chief Financial Officer

Date: October 18, 2019